                                                                                                                        Exhibit 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Ace Hardware Corporation (the "Company") on
Form 10-K for the year ended December 28, 2002 as filed with the Securities and
Exchange Commission on the date hereof ("the Report"), the undersigned President and
Chief Executive Officer of the Company hereby certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002 that:

1)  the Report fully complies with the requirements of Section 13 (a) or 15 (d) of the
     Securities Exchange Act of 1934, and

2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.

    Date: March 24, 2003                                     DAVID F. HODNIK
                                                                                David F. Hodnik
                                                                 President and Chief Executive Officer